                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           First Community Corporation
--------------------------------------------------------------------------------
         (Name of Registrant as Specified in its Governing Instruments)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

4)  Proposed maximum aggregate value of transaction:
                                                     ---------------------------

5)  Total fee paid:
                   -------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount previously paid:
                           -----------------------------------------------------

2)  Form, Schedule or Registration Statement No.:
                                                 -------------------------------

3)  Filing party:
                 ---------------------------------------------------------------

4)  Date filed:
               -----------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           FIRST COMMUNITY CORPORATION
                              809 WEST MAIN STREET
                          ROGERSVILLE, TENNESSEE 37857



To the Shareholders of First Community Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of First Community Corporation (the "Company") will be held on Wednesday, April 25, 2001 at 6:00 p.m. at the main office of the Company, located at 809 West Main Street, Rogersville, Tennessee, for the following purposes:

(1) To elect seven directors to hold office for a period of one year and until their successors are elected and qualified;

(2) To ratify the selection of Heathcott and Mullaly as the independent accountants and auditors for the Company; and

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 23, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

By order of the Board of Directors,



Mark A. Gamble
President and Chief Executive Officer

Rogersville, Tennessee
March 27, 2001

                                    IMPORTANT

Whether or not you plan to attend the Annual Meeting, it would be greatly appreciated if you would complete, sign and promptly return the enclosed proxy in the self-addressed prepaid envelope enclosed prior to the meeting. This will not prevent you from voting in person, if you so desire.

                                 PROXY STATEMENT
                           FIRST COMMUNITY CORPORATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Community Corporation (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 809 West Main Street, Rogersville, Tennessee, on Wednesday, April 25, 2001 at 6:00 p.m. for the purposes set forth in the accompanying notice. A proxy may be revoked by the shareholder at any time prior to the use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the annual Meeting and voting in person. This proxy statement and the accompanying form of proxy have been mailed on or about March 27, 2001. The information contained herein is as of the date of the accompanying notice unless otherwise indicated. This proxy solicitation is made by the Company and the expenses thereof will be borne directly or indirectly by the Company.

         The Company's principal executive office is located at 809 West Main Street, Rogersville, Tennessee 37857, and its telephone number at such address is (423) 272-5800.

                      OTHER MEETING AND VOTING INFORMATION

         The shares represented by such proxies will be voted in accordance with the choices specified therein. If no choice has been specified, the shares will be voted FOR election of the nominees for director named herein, for the ratification of the appointment of Heathcott & Mullaly as the Company's independent accountants and auditors as discussed herein and in the proxies' discretion on any other matter which may properly come before the Annual Meeting.

         The Board of Directors of the Company (the "Board") does not know of any other matters which will be presented for action at the Annual Meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment.

         As of the record date, the Company has outstanding 1,961,706 shares of its no par value common stock. Holders of common stock are entitled to one vote for each share of common stock held on all matters to come before the Annual Meeting. Only shareholders of record at the close of business on March 23, 2001, are entitled to vote at the Annual Meeting or any adjournment thereof.

         The affirmative vote of a plurality of the votes cast is required in the election of the nominees as directors and the affirmative vote of a majority of the votes cast is required for the ratification of the appointment of Heathcott & Mullaly as the Company's independent accountants and auditors and for each other item that properly comes before the meeting.

                        PROPOSAL I: ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Company's Board of Directors shall consist of not less than three (3) nor more than fifteen (15) persons. The current Board of Directors consists of seven (7) members and those same seven
(7) persons have been nominated for election as directors of the Company. All nominees have consented to be named in this proxy statement and have agreed to serve if elected. All of the nominees are presently directors of the Company and were elected at the Company's 2000 Annual Meeting. With the exception of Mark A. Gamble, all of the directors have served as directors since the formation of the Company's predecessor in 1993.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of December 31, 2000 certain information with respect to the shares of the common stock of the Company beneficially owned by the shareholders known to the Company to own beneficially more than 5% of the shares and the shares of common stock beneficially owned by the Company's directors and executive officers and by all of its executive officers and directors as a group. The shares listed below and the percentage of ownership for each person named below have been calculated assuming that all presently exercisable options and options that will become exercisable within 60 days from the date of this table, that have been issued pursuant to any of the Company's stock option plans, have been exercised.

         Name and Address of                    Number of Shares Beneficially
         Beneficial Owners                           owned on 12/31/00 (%)
         -----------------                           ---------------------
         Leland A. Davis(1)                        25,200             (1.28%)
         5416 Orebank Road
         Kingsport, TN 37661

         Mark A. Gamble(2)                         12,000             (0.61%)
         1213 Nassau Drive
         Kingsport, TN 37660

         Kenneth E. Jenkins(3)                    131,350             (6.68%)
         8501 Stagecoach Road
         Bulls Gap, TN 37711

         Dr. David R. Johnson(4)                   35,207             (1.78%)
         2608 Suffolk Street
         Kingsport, TN 37660

         William J. Krickbaum(5)                  172,375             (8.78%)
         704 W. Hills Drive
         Rogersville, TN 37857

         Sidney K. Lawson(6)                       89,573             (4.56%)
         P.O. Box 700
         Rogersville, TN 37857

         Tommy W. Young(7)                         37,148             (1.89%)
         P.O. Box 652
         Rogersville, TN 37857

         All Directors and Executive Officers
         as a group (seven persons)(8)            502,853             (25.1%)

--------

(1) Includes 13,200 shares which Mr. Davis currently has a right to acquire under Company stock options.

(2) Includes 12,000 shares held by Mr. Gamble's wife, as to which he disclaims beneficial ownership.

(3) Includes 16,500 shares held by Mr. Jenkins' wife, as to which he disclaims beneficial ownership, and 4,500 shares which Mr. Jenkins currently has a right to acquire under Company stock options.

(4) Includes 13,200 shares which Dr. Johnson currently has a right to acquire under Company stock options. Also includes 5,025 shares owned by Dr. Johnson's spouse and 40 shares owned by his son, as to all of which he disclaims beneficial ownership.

(5) Includes 17,100 shares owned by Lyons Construction Company, all of the stock of which is owned by Mr. Krickbaum, 56,800 shares owned by his two children, and 8,142 shares owned by his wife, as to which he disclaims beneficial ownership. Also includes 1,725 shares which Mr. Krickbaum currently has a right to acquire under Company stock options.

(6) Includes 20,036 shares held by Mr. Lawson's wife, as to which he disclaims beneficial ownership, and 2,700 shares which Mr. Lawson currently has a right to acquire under Company stock options.

(7) Includes 5,700 shares which Mr. Young currently has a right to acquire under Company stock options.

(8) Includes 41,025 shares which all officers and directors as a group currently have a right to acquire under Company stock options.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The names of the Company's directors and executive officers, together with certain information regarding them, are as follows:

Name and Residence (age)      Company Position             Principal Occupation
------------------------      ----------------             --------------------
Leland A. Davis (78)          Director                     Real Estate Development
5416 Orebank Road
Kingsport, TN 37661

Mark A. Gamble (46)           Director, President and      Banker
1213 Nassau Drive             Chief Executive Officer
Kingsport, TN 37660

Kenneth E. Jenkins (75)       Director                     Trucking
8501 Stagecoach Road                                       Morristown Drivers Service
Bulls Gap, TN 37711

Dr. David R. Johnson (50)     Director                     Veterinarian
2608 Suffolk Street                                        Kingsport Veterinary Hospital
Kingsport, TN 37660

William J. Krickbaum (59)     Chairman of the Board        Bridge Construction
704 West Hills Drive                                       Lyons Construction Company
Rogersville, TN 37857

Sidney K. Lawson (57)         Director                     Heavy Construction
P.O. Box 700                                               Lawson Construction Company
Rogersville, TN 37857

Tommy W. Young (65)           Director                     Utility District Manager
P.O. Box 652                                               Hawkins County Natural Gas
Rogersville, TN 37857


BIOGRAPHIES OF DIRECTORS AND OFFICERS

         Leland A. Davis owned Lee Davis Oil Company, an oil jobber. He is an active commercial real estate developer in Kingsport, Tennessee.

         Mark A. Gamble serves as the President of First Community Bank (the "Bank") and was also named Chief Executive Officer of the Bank last year after the Bank's former Chief Executive Officer retired. Mr. Gamble has been with the Bank since its inception and formerly was with First American National Bank and the Federal Deposit Insurance Corporation. He is a graduate of East Tennessee State University.

         Kenneth E. Jenkins is the Chief Executive Officer of Morristown Drivers Service, a trucking company, and was the founder of Minco, Inc., a producer of industrial ceramic materials. Mr. Jenkins is an active investor in Morristown and Greeneville, Tennessee, and is also involved in farming. He chairs the loan committee.

         William J. Krickbaum serves as Chairman of the Company's Board of Directors, is the President of Lyons Construction Company, Inc., a heavy construction and bridge building company, and is President of Tri-Cities Concrete Co., a supplier of transit mixed concrete. He chairs the Compensation and Audit Committees.

         Dr. David R. Johnson is the owner of Kingsport Veterinary Hospital and actively practices small animal medicine and surgery. He participates in numerous professional activities and civic enterprises.

         Sidney K. Lawson is the President of Lawson Construction Company, Inc., a commercial contracting firm in Rogersville. Mr. Lawson is actively engaged in farming. He chairs the Investment Committee.

         Tommy W. Young is Manager of the Hawkins County Gas Utility District. He has served in numerous leadership capacities on civic charities and organizations, including chairmanship of the Rogersville/Hawkins County Chamber of Commerce, United Way and others. He is Vice-Chairman of the Hawkins County Industrial Commission.

BIOGRAPHIES OF KEY PERSONNEL

         Elizabeth O. Lollar is Executive Vice President and Chief Financial Officer. Ms. Lollar holds a B.S. in accounting from the University of Tennessee. She is a certified public accountant with over twenty years of audit and accounting experience and is a graduate of the Florida School of Banking.

         Matthew V. Branham is Senior Vice President of Bank Administration. Mr. Branham is a graduate of East Tennessee State University and a Kingsport native. Prior to joining First Community Bank, Mr. Branham worked for First American Bank and PRIMUS Automotive Financial Services, Inc.

         Kaye M. Stewart is Senior Vice President and loan officer. A 38-year banking veteran, Ms. Stewart worked at Citizens Union Bank for 23 years in branch management and consumer loans. She is a graduate of the Tennessee Bankers Association Consumer Lending School.

         Steven M. Waller is Vice President and Business Development Officer. Mr. Waller oversees the Bank's marketing functions. He is a graduate of the Southeastern School of Banking and the Southeastern School of Consumer Credit at Vanderbilt University.



                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid or accrued during the three years ended December 31, 2000 to the current Chief Executive Officer and the former Chief Executive Officer. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive payouts during 1998, 1999 or 2000. There were no grants of options to purchase shares of the Company's common stock made in 1998, 1999 or 2000.

                                                          ANNUAL             LONG TERM      ALL OTHER
                                                       COMPENSATION         COMPENSATION   COMPENSATION
                                                 -----------------------    ------------   ------------
                                     FISCAL       SALARY         BONUS         OPTIONS
     NAME AND CURRENT POSITION        YEAR         ($)            ($)            (#)            ($)
     -------------------------        ----       --------       --------        -------       --------
Mark A. Gamble.................       2000       $117,500       $ 28,788                      $8,800(1)
  President and Chief Executive       1999       $ 86,100       $ 17,220                      $9,250
  Officer, Director                   1998       $ 82,000       $ 13,120                        --


                                                          ANNUAL             LONG TERM      ALL OTHER
                                                       COMPENSATION         COMPENSATION   COMPENSATION
                                                 -----------------------    ------------   ------------
John L. Campbell...............      2000       $ 44,255              0                      $3,250(1)
  Former Chairman and Chief          1999       $131,250       $ 39,375                      $9,500
  Executive Officer, Director        1998       $125,000       $ 33,000                      $6,950


----------

         (1) Represents director's fees

Meetings of the Board of Directors and Committees

         The Board of Directors has established standing Executive, Audit, Loan, Investment, Risk Management and Compensation Committees. The Company does not have a standing nominating committee.

         Executive Committee. The Executive Committee, which is comprised of Messrs. Gamble, Krickbaum, Jenkins and Young, generally may exercise the authority of the Board of Directors, to the extent permitted by law, in the management of the Company between meetings of the Board of Directors. During fiscal 2000, the Executive Committee met one time.

         Audit Committee. The Audit Committee, which is comprised of Messrs. Johnson, Krickbaum, Young, and Gamble, is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring the Company's financial policies and control procedures. During fiscal 2000, the Audit Committee met two times.

         Compensation Committee. The Compensation Committee, which is comprised of Messrs. Gamble, Krickbaum, Davis and Young, is responsible for establishing salaries, bonuses and other compensation for the Company's officers and for administering the Company's stock option plans. During fiscal 2000, the Compensation Committee met one time.

         Loan Committee. The Loan Committee exercises loan approval authority within limits established by the Board of Directors. It is comprised of Messrs. Jenkins, Young, Lawson and Gamble. During fiscal 2000, the Loan Committee met two times.

         Investment Management Committee. The Investment Committee is responsible for the oversight of the investment portfolio and funding activities of the Company and is comprised of Messrs. Lawson, Davis, Krickbaum, and Gamble. During fiscal 2000, the Investment Committee met four times.

         Risk Management Committee. The Risk Management Committee brings together functional areas of the Bank to assess the internal and external factors which may pose a risk to the Bank's operations, profitability and/or shareholder value. The committee will attempt to identify, measure and assign the process and tools to monitor and control the identified risk. The committee is comprised of Messrs. Young and Gamble. During fiscal 2000, the Risk Committee met four times.

         During 2000, the Board of Directors met 13 times. Each director, during the period he was a director, attended at least 75% of the meetings of the Board of Directors and at least 75% of the total number of meetings of all of the committees on which he served.

Director Compensation

         Members of the Board of Directors receive a fee of $500 for each Bank board meeting attended, $500 for each Holding Company board meeting and $250 for each special board meeting, and they are reimbursed for certain expenses incurred in serving as directors. In addition, board members who are not officers or employees of the Company receive a fee of $100 for each committee meeting attended, and inside directors receive a fee of $100 for each committee meeting attended after normal business hours. The outside directors of the Company in the past also received options under the First Community Corporation Outside Directors' Stock Option Plan. See "Stock Incentive Plans." The Company has an Unfunded Deferred Compensation Plan which generally provides directors with the opportunity to defer all or a portion of their regular director fees. Pursuant to the terms of the Unfunded Deferred Compensation Plan, a director may elect to invest any amounts deferred in life insurance, in which case the Bank and the director enter into a split-dollar life insurance agreement.

Stock Incentive Plans

         The Company's Board of Directors and its shareholders have adopted and approved the 1994 Stock Option Plan (the "Employee Plan") and the Outside Directors' Stock Option Plan (the "Directors' Plan"). The Plans are intended to promote the interests of the Company and its shareholders, to improve the long-term financial performance of the Company, and to attract and retain the Company's management team by providing competitive financial incentives.

         1994 Stock Option Plan. The persons to whom options may be granted under the Employee Plan will be determined from time to time by the Company's Compensation Committee (the "Committee"). Officers and key employees of the Company and its subsidiary, as determined by the Board or the Committee, are eligible for grants of options.

         The Employee Plan provides for the granting of incentive stock options and non-statutory stock options. Incentive stock options offer employees the possibility of deferring taxes until the underlying shares of stock acquired upon exercise of the option are sold. For some of the Company's employees, the benefits of incentive stock options are outweighted by the disadvantages of certain restrictions imposed by the Internal Revenue Code. In addition, with non-statutory stock options, the Company receives a tax deduction at the time the employee recognizes ordinary income in an amount of such income to the employee. With the incentive stock options, the Company does not receive a tax deduction at any time (assuming that the employee meets the holding period requirements for capital gain treatment).

         The Employee Plan is administered by the Committee. No person while a member of the Committee is eligible to be granted an option under the Employee Plan. Members of the Committee are appointed, and vacancies thereon filled, by the Board of Directors of the Company. In addition, the Board has the power to remove members of the Committee.

         An aggregate of 225,000 shares of the Company's common stock, no par value, may be issued pursuant to the exercise of stock options by such officers and key employees of the Company and its subsidiary as the Committee may determine. As of December 31, 2000, options covering a total of 183,000 shares had been granted under the Employee Plan, and 132,756 of those had been exercised. There are no limitations on the number of shares of common stock which may be optioned to any one person, except that the aggregate fair market value (determined as of the time the option is granted) of Company common stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under the Employee Plan (and any other incentive stock option plan of the Company or any subsidiary) may not exceed $100,000.

         Outside Directors' Stock Option Plan. The Directors' Plan provides that each person who was a non-employee director of the Company in April, 1994, will receive an option to purchase 7,500 shares of the Company's common stock, no par value. This option was exercisable immediately. In addition, on the first business day following the annual meeting of shareholders of each of the years 1994 through and including 1998, each outside director immediately following such annual meeting was granted an option to purchase 1,500 shares of stock. These options vest at a rate of 20% per year on the anniversary date of the annual meeting of shareholders. The exercise price of all options equals the fair market value of the Company's common stock on the day of grant.

         An aggregate of 150,000 shares are reserved for grants of options pursuant to the Directors' Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. The total number of shares subject to the Directors' Plan and the number covered under each individual option is subject to automatic adjustment in the event of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, as determined by the Board of Directors.

         If any non-employee director ceases to be a director as a result of death or total disability while holding an option that has not expired and has not been fully exercised, such person or such person's executors, administrators, heirs, personal representative, conservator or distributees may, at any time within six months after the date of such death or total disability, exercise the option in its entirety with respect to all remaining shares covered by that option.

         The options under the Directors' Plan are non-statutory options intended not to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and a corresponding deduction for the Company, in each case equal to the difference between the option price and the fair market value of the shares on the date the option is exercised.

         The Directors' Plan is administered by the Board of Directors who is authorized to interpret the Plan but has no authority with respect to the selection of directors to receive options or the option price for shares subject to the Directors' Plan. The Board has no authority to materially increase the benefits under the Plan. The Board may amend the Directors' Plan as it shall deem advisable but may not, without further shareholder approval, increase the maximum number of shares under the plan or options granted thereunder, reduce the minimum option price, extend the period during which options may be granted or exercised or change the class of persons eligible to receive options.

                             AUDIT COMMITTEE REPORT

         The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000, with management and Heathcott & Mullaly, the Company's independent auditors; (ii) discussed with the auditors the matters required to be disclosed by Statement on auditing Standards No. 61; and (iii) received and discussed with the auditors the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment of Heathcott & Mullaly as the Company's independent auditors for calendar year 2001.

         The aggregate fees billed for professional services rendered by Heathcott & Mullaly for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal year 2000 were $22,925. There were no fees billed for financial information systems design and implementation services in fiscal year 2000, and the aggregate fees billed for services rendered by Heathcott & Mullaly, other than fees for the audit and financial statement review, for fiscal year 2000, were $16,300. The Bank's Audit Committee does not have an Audit Committee Charter.

                                             AUDIT COMMITTEE
                                             William J. Krickbaum, Chairman
                                             David R. Johnson
                                             Tommy W. Young
                                             Mark A. Gamble


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's directors and officers, as well as business organizations and individuals associated with them, are customers of the Bank. All loan transactions to such individuals and entities are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated borrowers and do not involve more than the normal risk of collectibility or present other unfavorable features.

         There are no cases in which aggregate extensions of credit outstanding to any one director or officer and his associates exceeds 13% of the equity capital of the Bank. As of December 31, 2000, the total amount of loans to directors and executive officers was $2,387,877, or approximately 23% of shareholders' equity.

           PROPOSAL II: RATIFY SELECTION OF HEATHCOTT & MULLALY AS THE
              INDEPENDENT ACCOUNTANTS AND AUDITORS FOR THE COMPANY

         The Board of Directors has appointed Heathcott & Mullaly, certified public accountants, as the Company's independent certified accountants and auditors for the fiscal year ending December 31, 2001, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

         Heathcott & Mullaly have been the Company's independent auditors since 1993 and reported on the Company's consolidated financial statements for the year-ended December 31, 2000. Heathcott & Mullaly is a member of the SEC practice section of the American Institute of Certified Public Accountants Division for CPA firms. A representative of Heathcott & Mullaly is not expected to attend the Annual Meeting.

                              SHAREHOLDER PROPOSALS

In order for the annual proposals by shareholders to be included in the 2002 proxy materials and to be considered for the 2002 Annual Meeting, all such proposals intended for presentation at the 2002 Annual Meeting must be mailed to Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857, and must be received no later than November 28, 2001.

                          ANNUAL REPORT ON FORM 10-KSB

         To obtain a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (available without charge to shareholders), please write: Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857.

                           FIRST COMMUNITY CORPORATION
                                      PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               (Please sign and return in the enclosed envelope.)

The undersigned shareholder(s) of First Community Corporation (the "Corporation") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders, dated March 27, 2001, and hereby appoint(s) Mark A. Gamble Proxy of the undersigned, with full power of substitution and revocation, and authorize(s) him to vote the number of shares which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Corporation to be held on April 25, 2001, at 6:00 p.m., local time, at the main office of First Community Bank at 809 West Main Street, Rogersville, Tennessee, and any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Election of Directors.

          [ ] FOR all nominees named (except as crossed through)

                 Leland A. Davis             William J. Krickbaum
                 Mark A. Gamble              Sidney K. Lawson
                 Kenneth E. Jenkins          Tommy W. Young
                 Dr. David R. Johnson

2. Ratification of selection of Heathcott & Mullaly as the independent accountants and auditors for the company.

          [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

3. With discretionary authority on any other matter which properly comes before the meeting.

          [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

     PLEASE COMPLETE, DATE, PROPERLY SIGN, AND RETURN THIS PROXY PROMPTLY.

     This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder(s). If no direction is made, it will be voted in favor of each of the proposals.


                                                            [  ]

                                                            [  ]


Date:                                        Signed:
      -----------------------------                  ---------------------------



                                                     ---------------------------